MARCH 1, 2023
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD DIVIDEND AND GROWTH HLS FUND SUMMARY PROSPECTUS
DATED APRIL 29, 2022
HARTFORD HLS FUNDS PROSPECTUS
DATED APRIL 29, 2022, AS SUPPLEMENTED THROUGH SEPTEMBER 15, 2022
This Supplement contains new and additional information regarding Hartford Dividend and Growth HLS Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective immediately, Brian J. Schmeer, CFA will be added as a portfolio manager to Hartford Dividend and Growth HLS Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective immediately:
(1) Under the heading “Management” in the above referenced Summary Prospectus and the heading “Hartford Dividend and Growth HLS Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Matthew G. Baker	Senior Managing Director and Equity Portfolio Manager	2004
Nataliya Kofman	Senior Managing Director and Equity Portfolio Manager	2006
Brian J. Schmeer, CFA	Vice President and Equity Research Analyst	2016
(2) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Dividend and Growth HLS Fund” in the above referenced Statutory Prospectus, the following is added:
Brian J. Schmeer, CFA, Vice President and Equity Research Analyst of Wellington Management, has served as a portfolio manager for the Fund since 2023 and has been involved in securities analysis for the Fund since 2016. Mr. Schmeer joined Wellington Management as an investment professional in 2016.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7612
March 2023